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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 19, 1998


                              CKE RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-13192                 33--0602639
         --------                    -------                 -----------
(State or other jurisdiction       (Commission      (IRS Employer Identification
     of incorporation)             File Number)                Number)


             1200 North Harbor Boulevard, Anaheim, California 92801
                    (Address of principal executive offices)

                                 (714) 774-5796
              (Registrant's telephone number, including area code)




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Item 5.  Other Events

         On February 19, 1998, CKE Restaurants, Inc. ("CKE") entered into an Agreement and Plan of Reorganization pursuant to which GB Foods Corporation will acquire 100% of the issued and outstanding capital stock of JB's Restaurants, Inc. From CKE for one million shares of GB Foods Corporation. The acquisition is subject to certain conditions including the issuance of fairness opinions.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               99.1 Press Release - February 20, 1998 - CKE Restaurants announces agreement to sell JB's Restaurants to GB Foods Corporation

               99.2 Agreement and Plan of Reorganization between CKE Restaurants, Inc. and GB Foods Corporation dated February 19, 1998





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CKE RESTAURANTS, INC.


Dated: March 3, 1998                        /s/ CARL A. STRUNK
                                            -----------------------------------
                                            Carl A. Strunk
                                            Executive Vice President
                                            Chief Financial Officer






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                                  EXHIBIT INDEX



       99.1 Press Release - February 20, 1998 - CKE Restaurants announces agreement to sell JB's Restaurants to GB Foods Corporation

       99.2   Agreement and Plan of Reorganization between CKE
              Restaurants, Inc. and GB Foods Corporation dated February
              19, 1998